SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                  Commission File No. 811-2886

                            Form N-2

                   1940 Act File No. 811-2886

Registration Statement Under the Investment Company Act of 1940

                     Annual Amendment # 19


                       DK INVESTORS, INC.
       (Exact Name of Registrant as Specified in Charter)

                      205 LEXINGTON AVENUE
                           16TH FLOOR
                       NEW YORK, NY 10016
      (Address of Principal Executive Offices) (Zip Code)

                         (212)779-4233
       (Registrant's Telephone Number, include Area Code)


                          A Bond Fund


DK Investors, Inc.
205 Lexington Avenue
16th Floor
New York, NY 10016
Attn: Gene Nadler, President
(212) 779-4233
(Name and address of Agent for Service)

Items 1 - 7         Not Applicable

Item 8.   General Information and History

     1.   a)   DK Investors, Inc. ("Registrant"), was formerly named
Donnkenny, Inc., and was incorporated under the laws of the State of New York in the year 1934.

          b) The Registrant has engaged solely in the business of a closed end diversified Investment Company since December 1, 1978.

          c)   Not applicable.

          d) The following table sets forth the per share net asset value and the per share market value of the Registrant's Common Stock on a quarterly basis for the past 3 years. Registrant's securities are publicly held, there being 197 shareholders at the time of this filing. Trading in Registrant's stock, however, is very sporadic and sales take place only a few times each year. There is no record of the volume of trading in Registrant's stock. Shares of closed-end investment companies frequently trade for amounts less than net asset value. The Company's shares are listed on the Pink Sheets of the Over the Counter Market.

Table 1

                                Net Asset Value     Price
                                 High    Low      High   Low

Year ended December 31, 1998

Quarter ended March 31, 1998     13.16   13.01
Quarter ended June 30, 1998      13.11   12.99
Quarter ended September 30, 1998 13.12   13.01
Quarter ended December 31, 1998  13.13   12.99

Year ended December 31, 1997

Quarter ended March 31, 1997     13.24    13.04   9.0     8.5
Quarter ended June 30, 1997      13.16    13.09   9.0     8.5
Quarter ended September 30, 1997 13.20    13.11   9.125   9.5
Quarter ended December 31, 1997  13.19    13.07   9.375   8.625

Year Ended December 31, 1996

Quarter ended March 31, 1996     13.45    13.21   8.25    9.125
Quarter ended June 30, 1996      13.27    13.13   8.625   9.375
Quarter ended September 30, 1996 13.25    13.13   8.625   9.375
Quarter ended December 31, 1996  13.31    13.17   8.625   9.375


2.   Investment Objectives and Policies

     a) and b) Registrant's investment objectives and policies were set forth on pages 22 through 25 of the Proxy Statement dated November 9, 1978, under the caption "INVESTMENT POLICIES." These are incorporated herein by reference. Said investment objectives may not be changed without the vote of stockholders. The Registrant intends to achieve its objectives by investing in Tax Exempt Securities rated
A or better. Registrant does not intend to concentrate its investments in any one state, municipality or agency.

     c) For the fiscal year ended December 31, 1998, the portfolio turnover rate was 27.0%; for the fiscal year ended December 31, 1997, the turnover rate was 29.9%. The drop in interest rates during 1998 and the gyrations of the stock market have caused may of the bonds owned by the Company to be called. These bonds have been replaced with bonds paying a lower rate of interest. Our investment advisor has recommended to the Board of Directors that the Company ladder its investments by structuring its portfolio so that one-third is invested in bonds maturing within five (5) years and the two-thirds balance be invested in bonds maturing in six (6) to ten (10) years. It is believed that this strategy will help DK Investors, Inc., attain the highest rate of return while still adhering to its stated investment policies. As with any investment, a certain amount of risk must be assumed by shareholders. However, Registrant, by investing in government bonds (state, municipal and government agencies) with a rating of A or better hopes to minimize the risks to shareholders. Registrant does not leverage any of its investments.

3.   Tax Status
     a) The Registrant qualifies as a regulated investment company under the Internal Revenue Code and, accordingly, it is free of Federal income taxation. The Registrant anticipates no change in its tax-free status.

     b) Interest income is tax-free to the Registrant. Dividends paid to Shareholders are exempt interest dividends and, accordingly, are also tax-free for Federal income tax purposes.

     c) The Registrant does, and intends to continue to, distribute at lease ninety (90%) percent of the income from its investments to its shareholders on a quarterly dividend basis. The Registrant has no dividend reinvestment plan. The Registrant has not made, and does not intend to make, distributions of any realized capital gains.

4.   Brokerage Allocation
     a) Registrant paid aggregate brokerage commissions during the last three fiscal years as follows:

               1998 - None
               1997 - None
               1996 - None

               1998 - None
               1997 - None
               1996 - None

               1998 - None
               1997 - None
               1996 - None

     b) All transactions were effected through Registrant's investment advisor, Chase Asset Management (CAM), subsidiary of Chase Manhattan Bank which was merged with Chemical Bank. Chase Asset Management,
Inc., may have used other brokers to consummate such transactions for them, however, the selection of such brokers was solely up to Chase Asset Management, Inc., Since Chase Asset Management, Inc., was paid a yearly fee for acting as investment advisor to Registrant, no "extra" or "additional" services were considered when brokerage commission was paid. Chase Asset Management, Inc., did not charge commissions to Registrant for purchases of securities. Chase Asset Management, Inc., may pay a commission to brokers through whom they effect transactions on behalf of Registrant. Such commissions however, may not be in excess of those charged by other brokers who deal in such securities. Registrant "spot checks" such commissions, if and when charged, by calling other brokers to verify same.

No commissions were paid in 1998.

      c)  Not applicable.

      d)  Not applicable.

      e)  Not applicable.

Item 9.  Management

       a)  Control Persons and Principal Holders of Securities

       As of December 31, 1998, the following tables set forth the persons known to the management of the Registrant to be the beneficial owners of more than 25% of the voting securities of the Registrant and the equity holdings of all officers and directors of the Registrant as a group. Registrant has no advisory board.

                            Table 2

                          Shares held both
                              of record                % of
Name and Address           of Beneficially             Class
Murray Nadler            354,532                       30.16
100 Sunrise Avenue       (100 owned of record;
Palm Beach, Florida      354,432 owned by trust
                         in which Elizabeth
                         Nadler, Gene Nadler
                         and Harry Nadler
                         are trustees)

Ann Nadler died 1/11/96--shares owned by her were distributed to her children and grandchildren and to a testamentary trust, no one of which owns 25%.

          b) The following Table sets forth the name and address of each person, in addition to those named in Table 2 herein, owning either beneficially or of record 5 percent or more of the stock of DK Investors, Inc.

                            Table 3
                          Shares held both
                              of record                % of
Name and Address           of Beneficially             Class
* Estate of
Glenn O. Thornhill       156,076                       13.27
Stonewall Forest         (all owned of
                         record)

Officers and             596,553                       50.74
Directors of a Group

* Glenn O. Thornhill died during 1997.  His shares are owned by his estate.

     In addition to those named in Table 2 and Table 3 herein:

     20,226 shares are owned by Mr. Murray Nadler's son, Gene, as his separate property. Gene Nadler is the President of DK Investors, Inc., and a director.

     19,401 shares are owned by Mr. Murray Nadler's son, Harry, as his separate property. Harry Nadler is a director of DK Investors, Inc.

     55,973 shares are owned by Ms. Sheila Nadler, Ann Nadler's daughter, as her separate property.

     55,973 shares are owned by Mrs. Ann Nadler's daughter, Francine Yellon, who is the wife of Leslie Yellon, as her separate property.

     10,638 shares are owned by Mrs. Ann Nadler's son-in-law, Leslie Yellon, as his separate property.

     14,923 shares are owned by Ms. Debra David, granddaughter of Mrs. Ann Nadler, as her separate property.

     14,923 shares are owned by Irene Lipson, granddaughter of Mrs. Ann Nadler, as her separate property.

     A testamentary trust created under the Will of Ann Nadler for the benefit of her children and grandchildren owns 153,000 shares. Gene Nadler, Harry Nadler and H. B. Carroll are the Trustees. Ann Nadler's Estate continues to own 100,000 shares. H. B. Carroll and Joseph Pomeranz are the Executors.

     Mona T. Armistead, daughter of Glenn O. Thornhill, as custodian under the Uniform Gifts to Minors Act for her Son, Clay Armistead owns 42 shares as the separate property of said child.

     Wade O. Armistead, a grandson of Glenn O. Thornhill, Sr., owns 603 shares as his separate property.

     Mona T. Armistead, a daughter of Glenn O. Thornhill, as custodian under the Virginia Uniform Gifts to Minors Act, owns 1,100 shares on behalf of Robert Ashley Armistead and 1,100 shares on behalf of Wade Owen Armistead.

     Robert A. Armistead, husband, of Mona T. Armistead, owns 572 shares as his separate property.

     Mary Alice Bodenhorst, daughter of Glenn O. Thornhill, owns 11 shares as custodian for the benefit of each of her children, Jeoffrey B. Bodenhorst, Jr., Lisa M. Bodenhorst, and Mona B. Bodenhorst.

     Mona T. Armistead and Robert A. Armistead, Trustees of a family trust dated January 24, 1985, own 8,406 shares.

     Mary Alice T. Bodenhorst, Glen O. Thornhill's daughter, as her separate property, owns 10,780 shares.

     Mary Alice T. Bodenhorst and Talfourd H. Kemper are co-trustees of a trust owning 466 shares, of which Glenn O. Thornhill is the beneficiary.

     Jonathan Clay Bruns, grandson of Glenn O. Thornhill, as his separate property, owns 1,577 shares.

     Wyatt Nelson Thornhill, a grandson of Glenn O. Thornhill, owns 1,616 shares as his separate property.

     Christine H. Thornhill, a granddaughter of Glenn O. Thornhill, owns 1,100 shares as her separate property.

     Glenn O. Thornhill, III, a grandson of Glenn O. Thornhill, Sr., owns 1,616 shares as his separate property.

     Glenn O. Thornhill, Jr., and Talfourd Kemper, as trustees of various trusts for the benefit of Glenn O. Thornhill, Sr., own 4,665 shares.

     Joanne B. Thornhill, a granddaughter of Glenn O. Thornhill, Sr., owns 600 shares for the benefit of David T. Thornhill under the Uniform Gift to Minors Act, 599 shares for the benefit of Kelly L. Thornhill.

     Joanne B. Thornhill, Lorraine W. Thornhill and Suzanne P.
Thornhill, granddaughters of Glenn O. Thornhill, Sr., each own 5 shares as her separate property.

     Suzanne P. Thornhill, a granddaughter of Glenn O. Thornhill, Sr., owns 18 shares as custodian under the Uniform Gift to Minors Act for the benefit of Laura G. Thornhill.

Directors, Officers and Advisory Board Members

     Registrant does not have an Advisory Board. The following Table sets forth the name and address, the position held with Registrant and the principal occupation during the last five years of the officers and directors of Registrant.


                            Table 4

                      Position Held       Principal Occupation
Name and Address      With Registrant     During Past Five Years
Gene Nadler*          President and       Account Executive
505 East 79th Street  Director            at Salomon Smith Barney
New York, New York

Harry Nadler*         Director and        Involved in Real
388 Clayton Road      Secretary           Estate and Real Estate
Scarsdale, New York                       Investments

Thomas B. Schulhof    Director            President & Director
Quadriga Art, Inc.                        of Quadriga Art, Inc.
11 East 26th Street                       Became a Director
New York, NY                              November, 1986.

Angelo Balafas        Director            Formerly Sr. Vice
355 North Avenue                          President--The
Fort Lee, New Jersey                      Portfolio Group and
                                          Equity Investment
                                          Manager

Joseph Kell           Director            International Freight
220 Madison Avenue
New York, NY

Andrew Brucker        Director and        An attorney (Partner
350 Fifth Avenue      Vice-President      in the firm of
New York, NY                              Schechter, Brucker) and a
                                          Director since 1993.

Francine Yellon       Director            Housewife and daughter
525 West 235th Street                     of Leon and Ann Nadler.
Bronx, NY 10463                           Leon Nadler was a founder
                                          of the Company. He died
                                          January, 1984. Ann Nadler
                                          died January 11, 1996.

* Indicates interested persons as defined by Sec. 2(a) (19) of the 1940 Act.

      b. No person listed in Table 4 holds any position with affiliated persons or principal underwriters of Registrant, except that Angelo Balafas owns shares of the stock of Chase Manhattan Bank.

      c.  Remuneration of Directors and Others
          No director or officer received remuneration in excess of $40,000.00 from Registrant during the last fiscal year. Registrant has no advisory Board.

          No affiliated person received remuneration in excess of $40,000 from Registrant during the last fiscal year.

      d.  Custodian, Transfer Agent and Dividend Paying Agent
          Chase Manhattan Bank, 55 Water Street, New York, New York, holds all portfolio securities of Registrant, as custodian.

          On February 1, 1988, American Stock Transfer and Trust Company was appointed as Transfer Agent and dividend paying agent.

      e.  Investment Advisory and other Services
          As a result of the merger of Chemical Bank and Chase Manhattan Bank, Chase Asset Management, Inc. (CAM) has replaced the Portfolio Group as Investment Advisor. Chase Manhattan Bank ("Chase") is one of America's leading banking institutions. Chase has been in existence, although under varying names throughout the period, for more than a century and a half. CAM has been registered as an investment adviser with the SEC since 1983. CAM is a wholly-owned subsidiary of Chase Manhattan Bank and has affiliations with Chase Manhattan Bank, Texas Commerce Bank, and Brown & Company Securities Corporation.

          CAM has approximately 9.27 billion dollars under management for 121 clients, which represents a wide range of clientele from registered mutual funds and pension accounts to wealthy individuals. CAM has been a nondiscretionary investment adviser to DK Investors, and DK Investors closely follows their investment policy.


Senior Management of Chase Asset Management, Inc. (CAM)

Deborah L. Duncan, Executive Vice President of The Chase Manhattan Corporation, has responsibility for managing the company's Global Asset Management and Mutual Funds organization. The mission of this organization is to develop, distribute and manage investment products that meet the needs of Chase's clients from around the world, including wealthy individuals, mutual funds investors, corporations, and institutions.

Ms. Duncan is also a member of the corporation's Policy Council, a 25-member group that works to review corporate and financial performance, communicate and share information on corporate issues, and provide input on broad policy and strategic issues.

Ms. Duncan joined Chase in 1979 and has served in a variety of increasingly responsible managerial and administrative positions in Chase offices around the world. Most recently, she served as Chase's corporate treasurer and senior executive responsible for all external reporting, accounting, taxes and insurance. Prior to that position, she served as co-head of Chase's global markets business with responsibility for worldwide trading activities. Other assignments during her 19-year career at Chase include:
Western Hemisphere treasurer; treasurer of individual banking; treasurer of Chase Tokyo; manager of derivative products--Asia; Asian treasury coordinator; and financial analyst for Europe and Asia. Ms. Duncan was appointed a senior vice president in 1991 and an executive vice president in 1994.

Ms. Duncan is a member of the board of directors of both the United Way of Tri-State and the YMCA of Greater New York. In 1997, she managed Chase's United Way campaign, which raised almost $7 million in contributions from employees--an 18% increase over the previous year.

Ms. Duncan holds a B.A. in Economics from Smith College and an M.S. in Accounting from the Leonard N. Stern School of Business at New York University. She lives in New York City.

Sarah E. Jones is Managing Director of Sales and Marketing for Global Asset Management and Mutual Funds. In these capacities, she is responsible for the management of Chase's global mutual fund group encompassing Vista Mutual Funds, Chase Manhattan Vista Funds, and Chase Funds.

Prior to joining Chase's global mutual group, Ms. Jones was Managing Director for the Global Asset Management and Private Banking Division of The Chase Manhattan Bank. Responsible for Private Investor Advisory Services, Planning Services, Private Capital Investing, and its wholly-owned discount brokerage subsidiary, Brown & Co., Ms. Jones joined Chase's merger partner, Chemical Bank, in 1977. At Chemical, she held increasingly responsible positions, most recently serving as Chief of Staff for Relationship Banking, a key unit encompassing Middle Market Banking, GeoServe, and the former Chemical New Jersey.

Previously, Ms. Jones was President and Chief Operating Officer of Chemical Technologies Corporation, a 350-employee company. The company's subsidiaries included a leading payroll processor, ECS, Inc., which was subsequently sold to ADP, and a private labeler of corporate banking services to financial institutions worldwide, BankLink, Inc., which was subsequently sold the FISERV. Among her other accomplishments at Chemical, she was Director of ChemLink, where she conceived, developed and implemented innovative cash management and investment programs for corporate clients worldwide. Prior to joining Chemical, Ms. Jones was an Operations Consultant at Citibank and a Systems Analyst at Liberty Mutual. In addition to having earned an M.B.A. in Finance from the Wharton School of Business and a B.A. in Economics from Smith College, she completed Harvard University's Advanced Management Program in 1994.

Among her other achievements, Ms. Jones was a chairperson of the Domestic Money Transfer subcommittee of the New York Clearing House. She was selected for the David Rockefeller Fellows Program for 1996-1997, wherein she is actively involved with other corporate executives in the New York City Partnership, a public/private group dedicated to the future of New York City. She was a 1993 honoree of the YWCA Academy of Women Achievers and a volunteer Associate Professor at Queens College.

Mark Richardson is Chase Asset Management's Chief Investment Officer. Mr. Richardson is responsible for coordinating Chase's global investment strategy for institutional and mutual fund investors. Prior to joining Chase in 1992, Mr. Richardson was the Senior Investment Officer at the Olayan Group in London. Prior to that, he spent 21 years with Lazard Brothers & Co. Ltd., London, where he served most recently as Director and Head of the Institutional Funds Department. Mr. Richardson has a M.A. (Hons.) in Philosophy, Politics and Economics from Oxford University.

Stephen E. Prostano is Chase Asset Management's Chief Operating Officer. Mr. Prostano is responsible for the finance, risk management, internal controls and compliance, performance measurement, and administration activities. Prior to joining Chase in 1993, he held similar positions with the Boston Company and Mellon Bank. Additionally, Mr. Prostano was a Senior Tax Manager with KPMG and a Professor at the Boston College Carroll Graduate School of Management. Mr. Prostano graduated magna cum laude from Boston College with a B.A. in Economics and Philosophy. He completed his J.D. cum laude at the University of Miami School of Law and received an LL.M. degree in Taxation from Boston University Law School. In addition, Mr. Prostano is a Certified Public Accountant.

Donald Fine, Chief Market Analyst and Marketing Director, is responsible for the firm's economic and market analysis. He has 30 years of financial market experience at Chase, and specializes in the analysis and forecasting of economic and interest rate trends. Mr. Fine is frequently quoted in the media as an informational source, and is a sought-after speaker for presentations on the economic outlook and Federal Reserve policy. He received his undergraduate degree in Economics from the University of Michigan in 1964, and two graduate degrees in Economics from Columbia University in 1966 and 1969, respectively.

Susan S. Huang, Director of U.S. Fixed Income, is in charge of developing the investment strategy and overseeing the management of the firm's U.S. fixed income portfolios. She has been active in the asset management business since 1978, and has held senior investment positions at Equitable Capital Management, CS First Boston Investment Management, and most recently, Hyperion Capital Management. In addition to her investment expertise, Ms. Huang has also spent much of her career developing the institutional asset management business in these firms both in the U.S. and in Asia. She holds a degree in Music from the Juilliard School of Music, a B.A. cum laude in Economics from Princeton University, and an M.B.A. in Finance from Columbia University.

Michael H. Fara, Head of Insurance Investment Group, is responsible for asset/liability management and analytics for the firm's insurance portfolios. He is also involved in the evaluation and development of analytic systems which support portfolio management and relative value assessment. Mr. Fara began his career in 1979 and has spent most of his time in the development of fixed income and mortgage securities modeling at Morgan Stanley and Smith Barney. Prior to CAM, he was at Hyperion Capital Management for three years, where he was responsible for portfolio analytics and management of the firm's insurance assets. He holds a B.A. cum laude in History from Yale University and an M.B.A. in Finance from New York University.

John G. Schmucker, III, Senior Taxable Trader, supports mutual fund, institutional and Private Bank portfolio managers in trade executions. Most recently, he was a fixed income manager for international institutional clients at The Portfolio Group, Inc. Prior to TPG, he was Chief Investment Officer of Chemical Bank's Official Institutions Group. Mr. Schmucker joined Chemical from Henry Kaufman & Company, Inc. He received a B.A. in Mathematics from Pennsylvania State University and completed post graduate work at the University of Pennsylvania, Wharton Graduate Division.

Timothy N. Neumann, CFA, Head of Taxable Core Investment Group, is also manager of the short-term and LIBOR based investment portfolios, and directs the firm's futures and options strategies. Mr. Neumann has been active in the asset management business since 1984, with experience in both managing and trading fixed income portfolios. He was most recently at Lehman Brothers Global Asset Management, where he was the portfolio manager for the firm's mortgage-backed securities accounts. Prior to Lehman, he managed fixed income portfolios at Allstate Insurance. He received a B.S. in Business Administration with a major in Accounting from the University of Nebraska.

John Hallinan, Portfolio Manager, manages the short/intermediate core fixed income portfolios. He joined CAM from The Portfolio Group, Inc., where he managed short/intermediate duration accounts for both individuals and institutions. He began his career in 1977 at the Chase Manhattan Institutional Investment Advisory, and his investment expertise has since included fixed income positions at Wertheim Asset Management; Donaldson, Lufkin, and Jenrette; and Irving Trust. Mr. Hallinan received an B.A.
in Economics from Georgetown University and an M.B.A. in Finance from American University.

Donald Quigley, Portfolio Manager, manages the insurance assets under management. He also performs the risk analysis and attributions for all the accounts managed in the Insurance Investment Group. Prior to joining Chase in 1993, Mr. Quigley was a corporate and asset-backed bond trader at Metropolitan Life Insurance Co. He has a B.A. from Boston University and an M.B.A. from Fordham University.

Andrew Russell, Portfolio Manager, manages short/intermediate and aggregate core fixed income institutional portfolios and mutual funds. Mr. Russell joined Chase in 1990 and has held trading and analyst positions within the organization. He received a B.A. in Political Science and History from the University of Vermont. He is also a candidate for the Chartered Financial Analyst designation.

Michael R. Bennis, Senior Portfolio Manager, is also responsible for the development of the firm's mortgage-backed investment strategies. Prior to Chase Asset Management, Mr. Bennis was a senior mortgage specialist at UBS Asset Management, where he actively participated in the management of over $2 billion in fixed income assets since 1993. He was also a fixed income analyst at Donaldson, Lufkin and Jenrette during the prior three years. Mr. Bennis began his career as a trade analyst in the partnership finance division at Merrill Lynch & Co., Inc. He received a B.A. in Economics from New York University.

Scott L. Shiffman, CFA, Head of Core Taxable Credit Research, is in charge of overseeing the firm's taxable credit research process. Mr. Shiffman joined CAM in 1998 from Schroeder Capital Management, where he was responsible for both short and long term global credit research. Prior to that, he was a senior audit and equity analyst at Midlantic Bank since 1993. In addition, Mr. Shiffman is a Chartered Financial Analyst and is a member of the Association for Investment Management and Research and the New York Society of Security Analysts. He holds a B.S. degree in Economics from Rutgers University as well as an M.B.A. in Finance from Rutgers University's Graduate School of Management.

R. Russell Hurst, Structured Investment Group, joined the bank in 1995 with experience in credit analysis since 1978. Prior to Chase, he was Head of Research for Financial Security Assurance (FSA). His prior experience also includes positions as a senior analyst at Moody's Investors Service and as a lending officer at the Irving Trust Company. In addition, Mr. Hurst is a Series 7 and 63 Registered Representative of the National Association of Securities Dealers/NYSE, and a member of the Fixed Income Analyst's Society of New York. He holds a B.A. in Political Theory from Tulane University and an M.B.A. in Finance from the Tulane Graduate School of Business.

Dominick J. DeAlto, Senior Credit Analyst, is responsible for taxable fixed income credit research. He also manages intermediate separate accounts for institutional clients. Mr. DeAlto joined Chemical Bank from Continental Asset Management where he was the corporate bond sector specialist. Prior to that, Dominick was a senior high yield analyst with the asset management subsidiary of the Long Term Credit Bank of Japan. He began his career in 1987 with The Chase Manhattan Bank in their formal Credit Training Program. Mr. DeAlto graduated with honors from the State University of New York at Oneonta with a B.S. in Economics and Accounting, and did his graduate work at New York University's Stern School of Business.

Lynn J. Chen, CFA, Portfolio Manager, manages short-term and LIBOR-based investment portfolios focusing primarily on the management of international institutional accounts. She is also responsible for evaluating the overall investment strategy and the relative value analysis for the firm's mortgage-backed securities holdings. Prior to CAM, she spent seven years as both a portfolio manager and an analyst at Nippon Life Insurance Company where she managed money market funds and provided analysis of mortgage-backed and corporate securities. She received a B.A. in History from Beijing University and an M.P.A. in Public and International Affairs from Princeton University.

Leonard Lovito, Senior Portfolio Manager, is also responsible for the development of the firm's corporate investment strategies. Mr. Lovito joined Chase in 1998 from J & W Seligman & Co. Inc., where he was a Portfolio Manager for a number of fixed income institutional portfolios and mutual funds since 1984. Prior to joining Seligman, Mr. Lovito was in the Investment Department of the Dime Savings Bank of New York. He received a B.A. in Economics and an M.B.A. from Fordham University.

Thomas M. Nelson, Head of Short Term Investments, is responsible for overseeing the management of the Vista money market funds, as well as the separately managed institutional cash and liquidity accounts. Prior to this position, he was responsible for the cash reinvestment of the Securities Lending Division, a position he held since 1995, while concurrently managing many of the bank's money market funds. Mr. Nelson joined Chase in 1987 as a portfolio manager and trader for individual fixed income accounts. He received his B.A. from Duke University.

Jonas Kolk, Senior Portfolio Manager, oversees the investment strategy of all Vista money market funds and is directly responsible for the management of the Vista taxable money market funds. Mr. Kolk joined Chase in 1993 as a money market trader. Prior to Chase, Mr. Kolk worked at The Metropolitan Life Insurance Company in trade support, cash forecasting, and cash management. Mr. Kolk received his B.A. cum laude from the State University of New York at Albany, and his M.B.A. in Finance from Fordham University.

Nicholas Rabiecki, III, Senior Portfolio Manager, manages institutional cash and liquidity portfolios and is co-head of institutional cash accounts. Prior to rejoining Chase in 1996, he held senior portfolio manager positions both at Lehman Brothers Global Asset Management, where he also co-directed short and intermediate fixed income strategies, and at Chase. Mr. Rabieck's institutional mutual fund portfolios achieved consistent top rankings at both Chase and Lehman Brothers. He holds a B.A. from Boston College and an M.B.A. from Fordham University.

Peter J. Moffat, Assistant Vice President, manages the Vista 100% U.S. Treasury Money Market Fund and Vista Treasury Plus Money Market Funds and U.S. Government Money Market Fund. Previously, he held a similar position at The Portfolio Group, Inc., where he managed taxable Hanover money market funds. Prior to TPG, Mr. Moffat had been with Manufacturers Hanover since the beginning of his career in 1983. He received a B.A. in Psychology from St. Francis College in 1981.

Patricia Tracy, Portfolio Manager, manages the Vista New York and California Tax-Free Mutual Funds. Most recently, she held a similar position with The Portfolio Group, Inc., where she managed the Hanover New York Tax Free Fund. Prior to TPG, Ms. Tracy was a taxable money market manager in the Official Institutions Group at Chemical Bank. Ms. Tracy has over 15 years of investment experience and has worked for Chemical Bank since 1968.

Annalise M. Tapia, Taxable Fixed Income Trader, is responsible for short term fixed income and money market trading. Prior to joining CAM, Ms. Tapia was an Associate at Goldman Sachs where she traded government repos. Ms. Tapia holds a B.S. from St. Lawrence University.

Ellen M. Bermel, Senior Portfolio Manager, is responsible for short term institutional portfolios and a co-head of institutional cash accounts. Prior to CAM, she spent three and a half years at Lehman Brothers Global Asset Management as a senior portfolio manager of both institutional money market funds and separate managed accounts. Previously, Ms. Bermel spent ten years at Smith Barney in the management of money market and longer fixed income mutual funds. Ms. Bermel began her career at the Reserve Fund, Inc., moving from customer service to portfolio management. She holds a B.A. from Boston College and an M.B.A. from Adelphi University.

Timothy R. Wilson, Senior Industrial Analyst, is responsible for analyzing and reviewing all domestic and foreign short-term industrial issuers. Previously, Mr. Wilson was counterparty risk manager for Global Asset Management and, before that, a client and credit manager with the corporate finance group of Chase Canada. Mr. Wilson joined the bank in 1981 and currently has over ten years' investment research experience. He holds a B.A. in Economics and Math and an M.B.A. from the University of Toronto. Mr. Wilson has been designated a Chartered Financial Analyst.

Armand Ursino, Senior Financial Institutions Analyst, is responsible for analyzing and reviewing all domestic and foreign short-term financial institutions. Mr. Ursino joined CAM in 1995 with over 25 years of investing research experience. His prior experience includes senior analyst positions at the financial guaranty firms of AMBAC and FGIC, and at Fitch and Moody's rating agencies. In addition, Mr. Ursino was a National Bank Examiner with the U.S. Treasury and managed his own consulting business. He holds a B.S. and an M.B.A. from Seton Hall University.

Ruth Georgeson, Senior Credit Generalist, is responsible for managing the group's research efforts in Texas, with an emphasis on the utility sector. Ms. Georgeson joined Texas Commerce Bank in 1990 from Bankers Trust, where she was a credit analyst. She is a member of the Houston Society of Financial Analysts, the Association for Investment Management and Research, and the scholastic honorary society Beta Gamma Sigma. Ms. Georgeson holds a B.A. in Finance from Schiller International University and an M.B.A. in Finance from the University of Calgary. She has been designated a Chartered Financial Analyst.

Deborah Elwood, Research Associate, is responsible for the daily analysis and research for credit approvals across all sectors. Ms. Elwood joined Texas Commerce Bank (TCB) in 1996 and has significant accounting experience. Prior to joining TCB, she performed labor cost analysis for PanEnergy and payroll tax analysis for Young & Young, a CPA firm. Ms. Elwood is a member of Beta Gamma Sigma. She holds a B.B.A. in Finance from the University of Houston. Ms. Elwood is a Level One candidate for Chartered Financial Analyst designation.

Joe Stassi, Research Associate, is responsible for the daily analysis and research for credit approvals across many sectors. Mr. Stassi joined Texas Commerce Bank (TCB) in 1996. Prior to joining TCB, he was a Retirement Plans Representative at AIM Management Group since 1993. Mr. Stassi holds a B.S. from the University of Texas, Austin, and an M.B.A. in Finance from the University of Houston. He is a Level One candidate for Chartered Financial Analyst designation.

Pamela Hunter, Head of Municipal Investments, is responsible for overseeing the management of all taxable and tax-exempt municipal portfolios. She joined Chase Investors Management Corporation in 1980, providing tax exempt strategy and credit research. In 1984, she moved to the Private Bank's newly-formed fixed income group as a senior fixed income portfolio manager. She has managed individual and corporate accounts as well as mutual funds, and has helped attract over $5 billion in client assets. Ms. Hunter holds a degree in Business Administration from Edison State College.

William J. Morgan, Senior Municipal Bond Trader, is responsible for the execution of tax-exempt bond trades for all mutual fund and institutional portfolio managers, and for Private Bank trust officers throughout New York, California, Connecticut, and Florida. Prior to Chase, his positions included trader at E.F. Hutton & Co., Inc., municipal sales manager at F.I. duPont and Co., and underwriter for Paine Webber & Co. Mr. Morgan received a joint B.S. degree cum laude in Economics and Finance from Georgetown University.

Richard Taormina, Municipal Portfolio Manager and Municipal Portfolio Analyst, is responsible for managing municipal mutual funds and institutional fixed income accounts. He is also responsible for quantitative analysis. He began his career as a Certified Financial Planner at Financial Advisory Group, where he was an investment analyst. Prior to joining Chase in 1997, Mr. Taormina was the senior trader at The Vanguard Group of Investment Companies. He has a B.A. in Economics from the University of Delaware and an M.B.A. from Wilmington College.

Carolyn J. Gill, Senior Portfolio Manager, is responsible for tax-exempt separately managed accounts and mutual funds, a similar position she has held with The Portfolio Group, Inc., since 1986. She began her career in municipal finance in 1968 as a budget analyst for the State of Ohio, where her duties involved bond issuance for the financing of various state projects. In 1975, Ms. Gill joined National City Bank in Cleveland, where she managed the bank's $500 million bond portfolio. Ms. Gill received a B.A. cum laude from Ohio State University, and was named the outstanding M.B.A. student in Finance.

John J. Kowalski, Municipal Fixed Income Analyst, joined CAM from Chemical Bank's investment advisory subsidiary, The Portfolio Group, in February 1984. He spent most of his career at TPG on the trading desk with experience in both the tax-exempt and taxable markets until he transferred to the credit research area in 1993. Prior to joining TPG, John was a Financial Analyst with Chemical Bank's World Banking Group. Mr. Kowalski received a B.S. in Marketing and an M.B.A. in Finance from St. John's University in 1976 and 1983, respectively.

John Updegraff, Head of Municipal Credit Analysis, is responsible for taxable and tax-exempt credit research for all municipal bond funds and separately managed Private Bank and institutional portfolios. He also performs tax-exempt bond market analysis. Prior to joining Chase in 1991, Mr. Updegraff was employed by Strategic Research International. His municipal research experience includes six years at the First Boston Corporation in its municipal bond department and six years at Moody's Investors Service as a research analyst. Mr. Updegraff has a B.S. in Biology from Washington and Jefferson College.

M. May Lee, CFA, Senior Financial Institutions Analyst of Short-Term Credit Research, analyzes and reviews domestic and foreign financial institutions, including sovereign credits. She joined the Bank in 1997 with ten years of credit experience. Prior to joining Chase, Ms. Lee held analyst positions in the Banking Group at Moody's Investors Service and the Strategic Planning Group at Philip Morris in Asia. She holds a B.S. in Accounting and an M.B.A. in Finance and International Business from New York University. Ms. Lee is also a member of the New York Society of Security Analysts, The Association for Investment Management and Research, and the International Society of Financial Analysts.

     No officers or directors of CAM or directors of Chase Manhattan Bank own stock in DK Investors, Inc. Additionally none of the officers or directors of DK Investors, Inc., own stock in Chase Manhattan Bank, except Angelo Balafas, who owns a very small interest in Chase Manhattan Bank stock.

     The advisory fee is equal to four tenths (.4) of one percent of the average daily net asset value of the registrant's assets payable quarter annually. During the last three years, registrant paid investment advisory fees to Chase Asset Management as follows:

          1998                   $ 45,379
          1997                   $ 60,696
          1996                   $ 61,464

     The investment advisor recommends purchases and sales of securities to the registrant and executes all purchases and sales on behalf of registrant.


Item 10.  Capital Stock, Long Term Debt and Other Securities

     a. Registrant has only one class of stock, namely common stock. All shareholders have one vote for each share of stock owned. There are no pre-emptive rights, conversion rights, or redemptive provisions attaching to the shares, nor are any shares subject to further calls or assessments by Registrant. Registrant pays quarterly dividends to its shareholders. The April dividend may include a supplemental dividend with respect to income earned by Registrant during the prior calendar year. Registrant does not have a dividend re-investment plan. All stock will share equally in the event of liquidation.

      b.  Registrant has no long term debt.

      c. Registrant invests solely in Federally Tax Exempt Securities and distributes at least 90% of its income. All income to Registrant is Federally Tax exempt (I.R.C. sub-chapter M) and dividends paid to shareholders retains their tax exempt status.

      Registrant is authorized to issue 3,500,000 shares. 1,175,667 of such shares are presently issued and outstanding. All shares are fully paid and non-assessable. Registrant has no subsidiaries.


Item 11.  Defaults and Arrears
      Registrant has not defaulted on any payments nor is it in arrears with regard to any indebtedness.


Item 12.  Legal Proceedings
      None

Item 24.  Financial Statements and Exhibits Annexed
      b)   EXHIBIT NUMBER      DESCRIPTION

                *A.            Certificate of Incorporation and Amendments
                *B.            By-Laws of Registrant
                 C.            Inapplicable
                *D.            See Certificate of Incorporation and
                               Amendments
                 E.            Inapplicable
                 F.            Inapplicable
                *G.            Copy of Investment Advisory Agreement
                 H.            Inapplicable
                 I.            Inapplicable
                *J.            Copy of Custodian Agreement
                 K.            None
                 L.            None
                 M.            None
                 N.            None
                 O.            None
                 P.            None
                 Q.            None

*    Incorporated by reference from prior filings by DK Investors, Inc.


Item 27.  Persons controlled by or under Common Control of Registrant
      None


Item 28.  Number of Holders of Securities
      (1)                           (2)
      Title of Class                Number of Record Holders
      Common                        211


Item 29.  Indemnification
      Article 7 of the Business Corporation Law of the State of New York grants each corporation organized thereunder the power to indemnify its directors and officers against liability for certain of their acts. A Restated Certificate of Incorporation was filed with the Secretary of State, New York State on September 30, 1987. The Certificate provides:

          The corporation shall, to the fullest extent permitted by
     Article 7 of the Business Corporation Law of the State of New York, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Article from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Article, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which any person may be entitled under any By-law, resolution of shareholders, resolution of directors, agreement, or otherwise, as permitted by said Article as to action in any capacity in which he served at the request of the corporation.


Item 31.  Location of Accounts and Records
      All books of account and corporate records are maintained at the office of the corporation, 205 Lexington Avenue, New York, NY 10016.


Item 30.  Business and Other Connections of Investment Advisor
      See Item 9 (e)


Item 32.  Management Services
      None except as set forth in Part I of this form.


Item 33.  Undertakings
      Not applicable

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York,
on the                 day of                                       , 1999.

Registrant

By
(Signature and Title)